Exhibit 4.4.2

                                                             EXECUTION VERSION





                            Dated 29 November, 2006



                           GRANITE MASTER ISSUER PLC
                               as Master Issuer


                             UBS AG, LONDON BRANCH
                       as a New Issuer Secured Creditor


                           BANQUE AIG, LONDON BRANCH
                       as a New Issuer Secured Creditor


                             THE BANK OF NEW YORK
                  as Note Trustee and Issuer Security Trustee


                                    - and -


                                    OTHERS






                  ------------------------------------------

                           ISSUER DEED OF ACCESSION

                  ------------------------------------------









                                 SIDLEY AUSTIN
                               WOOLGATE EXCHANGE
                             25 BASINGHALL STREET
                                LONDON EC2V 5HA
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937

                                   CONTENTS

1.    INTERPRETATION..........................................................2

2.    REPRESENTATIONS AND WARRANTIES..........................................2

3.    ACCESSION...............................................................3

4.    SCOPE OF THE ISSUER DEED OF CHARGE......................................3

5.    APPLICATION.............................................................4

6.    NOTICES.................................................................4

7.    THIRD PARTY RIGHTS......................................................4

8.    EXECUTION IN COUNTERPARTS...............................................5

9.    GOVERNING LAW...........................................................5

THIS DEED is made on 29 November, 2006

BETWEEN:

(1) GRANITE MASTER ISSUER PLC (registered number 5250668) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Master Issuer;

(2) THE BANK OF NEW YORK, a New York banking corporation whose London branch address is at 40th Floor, One Canada Square, London E14 5AL, United Kingdom, in its capacity as (1) Issuer Security Trustee and (2) Note Trustee;

(3) CITIBANK, N.A., acting through its office at Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, in its capacity as (1) Principal Paying Agent, (2) Agent Bank, (3) Registrar, (4) Transfer Agent and (5) an Issuer Account Bank;

(4) CITIBANK, N.A., acting through its office at 14th Floor, 388 Greenwich Street, New York, N.Y. 10013, U.S.A., in its capacity as US Paying Agent;

(5) NORTHERN ROCK PLC (registered number 03273685) a public limited company incorporated under the laws of England and Wales whose registered office is at Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL, in its capacity as (1) Issuer Cash Manager, (2) Issuer GIC Provider and (3) Start-Up Loan Provider;

(6) LAW DEBENTURE CORPORATE SERVICES LIMITED (registered number 3388362) a private limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as the Corporate Services Provider;

(7) CITIGROUP GLOBAL MARKETS LIMITED in its capacity as the Issuer Swap Provider in respect of the Series 2005-3 Notes;

(8) BARCLAYS BANK PLC ("Barclays") a public limited company incorporated under the laws of England and Wales, acting through its branch at 5, The North Colonnade, Canary Wharf, London E14 4BB in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes, the Series 2005-2 Notes, the Series 2006-1 Notes and the Series 2006-3 Notes;

(9) ABN AMRO BANK N.V., LONDON BRANCH ("ABN") acting through its branch at 250 Bishopsgate, London EC2M 4AA in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes and the Series 2006-3 Notes;

(10) HSBC BANK PLC ("HSBC") (registered number 00014259) acting through its office at 8 Canada Square, London E14 5HQ in its capacity as an Issuer Swap Provider in respect of the Series 2005-1 Notes and the Series 2006-1 Notes;

(11) BANQUE AIG, LONDON BRANCH ("Banque AIG") in its capacity as (1) an Issuer Swap Provider in respect of the Series 2005-4 Notes, the Series 2006-2 Notes and the Series 2006-4 Notes and (2) as a New Issuer Secured Creditor;

(12) SWISS RE FINANCIAL PRODUCTS CORPORATION ("Swiss Re") in its capacity as an Issuer Swap Provider in respect of the Series 2005-4 Notes;

(13) UBS AG, LONDON BRANCH ("UBS") acting through its office at 100 Liverpool Street, London EC2M 2RH in its capacity as (1) an Issuer Swap Provider in respect of the Series 2006-1 Notes and the Series 2006-4 Notes and
      (2) as a New Issuer Secured Creditor (together with Banque AIG, the "New Issuer Secured Creditors"); and

(14) DEUTSCHE BANK AG, LONDON BRANCH ("Deutsche Bank") as an Issuer Swap Provider in respect of the Series 2006-2 Notes.

NOW THIS DEED WITNESSES AS FOLLOWS

WHEREAS

(A) Pursuant to the terms of the Issuer Swap Agreements entered into between the Master Issuer and UBS (the "UBS Issuer Swap Agreements"), each dated 29 November, 2006, the Master Issuer has agreed to make certain payments in sterling to UBS in exchange for payments in US Dollars and additionally to make certain payments in sterling to UBS in exchange for payments in Canadian Dollars.

(B) Pursuant to the terms of the Issuer Swap Agreements entered into between the Master Issuer and Banque AIG (the "Euro Issuer Swap Agreements"), each dated 29 November, 2006, the Master Issuer has agreed to make certain payments in sterling to Banque AIG in exchange for payments in Euro.

(C) The Master Issuer has agreed to provide the Issuer Security Trustee with the benefit of the security described in the Issuer Deed of Charge to secure the Master Issuer's obligations to the Issuer Secured Creditors.

(D) The terms of the Issuer Deed of Charge permit the Master Issuer to secure its obligations to a New Issuer Secured Creditor thereunder.

(E) Each New Issuer Secured Creditor has agreed to enter into this Deed to accede to the provisions of the Issuer Deed of Charge.

(F) The Issuer Secured Creditors have agreed to enter into this Deed to, inter alia, acknowledge and agree to such accession.

1.    INTERPRETATION

      The Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005, and the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January, 2005 (as the same may be amended, varied or supplemented from time to time with the consent of the parties thereto) are expressly and specifically incorporated into and shall apply to this Deed.

      The Issuer Master Definitions Schedule specified above shall prevail to the extent it conflicts with the Programme Master Definitions Schedule.

2.    REPRESENTATIONS AND WARRANTIES

      The Master Issuer hereby represents and warrants to the Issuer Security Trustee and each of the Issuer Secured Creditors in respect of itself that as of the date of this Deed the conditions to issuing further Issuer Notes set out in the Programme Agreement and the Issuer Trust Deed are satisfied.

3.    ACCESSION

      In consideration of the New Issuer Secured Creditors each being accepted as an Issuer Secured Creditor for the purposes of the Issuer Deed of Charge by the parties thereto as from the date of this Deed, each New Issuer Secured Creditor:

      (a) confirms that as from 29 November, 2006, it intends to be a party to the Issuer Deed of Charge as an Issuer Secured Creditor;

      (b)   undertakes to comply with and be bound by:

            (i) the Programme Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005; and

            (ii) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy LLP on 19 January 2005,

            (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto); and confirms that the Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Programme Master Definitions Schedule;

      (c) undertakes to perform, comply with and be bound by all of the provisions of the Issuer Deed of Charge in its capacity as an Issuer Secured Creditor, as if it had been an original party thereto including, without limitation, as provided in Clause 5 (Restrictions on Exercise of Certain Rights), Clause 7.3 (Issuer Post-Enforcement Priority of Payments), Clause 7.6 (Issuer Security Trustee Rights upon Enforcement), Clause 19.3 (Issuer Secured Creditors) and Schedule 2 (Issuer Priority of Payments) of the Issuer Deed of Charge; and

      (d) agrees that the Issuer Security Trustee shall be the Issuer Security Trustee of the Issuer Deed of Charge for all Issuer Secured Creditors upon and subject to the terms set out in the Issuer Deed of Charge.

4.    SCOPE OF THE ISSUER DEED OF CHARGE

      The Master Issuer, each New Issuer Secured Creditor and the Issuer Security Trustee hereby agree that as from the date of this deed and for the relevant purposes under the Issuer Deed of Charge, the Programme Master Definitions Schedule and the Issuer Master Definitions Schedule:

      (a) each of the UBS Issuer Swap Agreements and the Euro Issuer Swap Agreements shall be an Issuer Transaction Document and shall be subject to the Security Interests set out in Clause 2 (Security Interests) of the Issuer Deed of Charge; and

      (b)   each New Issuer Secured Creditor shall be an Issuer Secured
            Creditor.

5.    APPLICATION

      Prior to and following enforcement of the Issuer Security all amounts at any time held by the Master Issuer, the Issuer Cash Manager or the Issuer Security Trustee in respect of the security created under or pursuant to this Deed (if any) and the Issuer Deed of Charge shall be held and/or applied by such person subject to and in accordance with the relevant provisions of the Issuer Cash Management Agreement and the Issuer Deed of Charge.

6.    NOTICES

      Any notice or communication under or in connection with this Deed, the Issuer Deed of Charge, the Issuer Master Definitions Schedule or the Programme Master Definitions Schedule shall be given to the people in the manner and at the times set out in Clause 23 (Notices) of the Issuer Deed of Charge, to the addresses given in the Clause headed "Notices" in each Issuer Deed of Accession and to the addresses given in this Clause or at such other address as the recipient may have notified to the other parties hereto and/or thereto in writing.

6.1   The address referred to in this Clause 6 for UBS is:

      UBS AG, London Branch
      100 Liverpool Street
      London EC2M 2RH

      For the attention of:     Credit Risk Management - Documentation Unit /
                                Legal Department
      Telephone:                +44 (0)20 7567 8000
      Facsimile:                +44 (0)20 7567 4406 / +44 20 7568 9247

      or such other address and/or numbers as UBS may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

6.2   The address referred to in this Clause 6 for Banque AIG is:

      Banque AIG, London Branch
      5th Floor
      One Curzon Street
      London W1J 5RT

      For the attention of:    Head of Operations
      Facsimile:               +1 (212) 317 5335

      or such other address and/or numbers as Banque AIG may notify to the parties to the Issuer Deed of Charge in accordance with the provisions thereof.

7.    THIRD PARTY RIGHTS

      A person who is not a party to this Deed may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

8.    EXECUTION IN COUNTERPARTS

      This Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

9.    GOVERNING LAW

9.1 This Deed is governed by, and shall be construed in accordance with, English law.

9.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

9.3 Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS WHEREOF this Deed has been executed as a deed and delivered by the parties hereto on the day and year first above written.

as Master Issuer
EXECUTED AND DELIVERED AS A DEED                     )
by                                                   )
GRANITE MASTER ISSUER PLC                            )
acting by two directors                              )


/s/ Ian Bowden
--------------------------------
for and on behalf of
LDC Securitisation Director No. 1 Limited
Director

Name: Ian Bowden


/s/ Michael Hutchinson
--------------------------------
for and on behalf of
LDC Securitisation Director No. 2 Limited
Director

Name: Michael Hutchinson








as Issuer Security Trustee and Note Trustee
EXECUTED AND DELIVERED AS A DEED                     )
by                                                   )
THE BANK OF NEW YORK                                 )
by its duly authorised signatory                     )


     /s/ Helen Kim
-----------------------------
Name:    Helen Kim
         Vice President
         The Bank of New York


in the presence of:
                      Signature /s/ Ivan Bast
                                -------------------------
                                Witness
                      Full name     Ivan Bast
                      Occupation    Trust Associate
                      Address       The Bank of New York
                                    One Canada Square
                                    London. E14 5AL
as Agent Bank, Account Bank, Principal Paying Agent, Registrar and
Transfer Agent
EXECUTED AND DELIVERED AS A DEED                     )
by                                                   )
CITIBANK, N.A.                                       )
by its duly authorised signatory                     )

       /s/ Georgia Mitchell
-----------------------------
Name:      Georgia Mitchell




in the presence of:
                      Signature /s/ Lauren Weinberger
                                -------------------------
                                Witness
                      Full name     Lauren Weinberger
                      Occupation    Paralegal
                      Address       25 Basinghall Street, London








as US Paying Agent

EXECUTED AND DELIVERED AS A DEED                     )
by                                                   )
CITIBANK N.A.                                        )
by its duly authorised signatory                     )


       /s/ Georgia Mitchell
-----------------------------
Name:      Georgia Mitchell




in the presence of:
                      Signature /s/ Lauren Weinberger
                                -------------------------
                                Witness
                      Full name     Lauren Weinberger
                      Occupation    Paralegal
                      Address       25 Basinghall Street, London
as Issuer Cash Manager, Issuer GIC Provider and
Start-Up Loan Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
NORTHERN ROCK PLC                                    )
by its duly authorised attorney                      )

    /s/ Christopher Jobe
--------------------------------

Name:   Christopher Jobe


in the presence of:
                      Signature /s/ Hazel Dodds
                                -------------------------
                                Witness
                      Full name     Hazel Dodds
                      Occupation    Securitisation Graduate Trainee
                      Address       Northern Rock plc
                                    Northern Rock House
                                    Gosforth
                                    Newcastle upon Tyne
                                    NE3 4PL






as Corporate Services Provider
EXECUTED AND DELIVERED AS A DEED                     )
by                                                   )
LAW DEBENTURE CORPORATE                              )
SERVICES LIMITED                                     )
acting by a director and its secretary               )

      /s/ Ian Bowden
--------------------------------
Director

Name:     Ian Bowden


      /s/ Will J Riley
--------------------------------
Secretary

Name:     Will J Riley
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
CITIGROUP GLOBAL MARKETS LIMITED                     )
by its duly authorised signatory                     )

    /s/ Valentin Ehmer
--------------------------------

Name:   Valentin Ehmer


in the presence of:
                      Signature /s/ Mark Mathieson
                                -------------------------
                                Witness
                      Full name     Mark Mathieson
                      Occupation    Investment Banking
                      Address       33 Canada Square, London E14 5LB



as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
BARCLAYS BANK PLC                                    )
by its duly authorised attorney                      )

   /s/ Jonathon Martin
--------------------------------


Name:  Jonathon Martin
       Associate Director -
       Legal UK & Europe
       Authorised to Sign


in the presence of:
                      Signature /s/ Clair Puttick
                                -------------------------
                                Witness
                      Full name     Clair Puttick
                      Occupation    Executive
                      Address       c/o 5 of the North Colonne
                                    Canary Wharf
                                    London E14 4B3
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
ABN AMRO BANK N.V., LONDON BRANCH                    )
by two duly authorised signatories                   )

     /s/ Jacqueline Steven
--------------------------------
Authorised Signatory

Name: Jacqueline Steven

Authorised Signatory


/s/ SA Edwards
--------------------------------
Authorised Signatory

Name:



as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
HSBC BANK PLC                                        )
by its duly authorised attorney                      )

/s/ J Colins
--------------------------------

Name: J Colins


in the presence of:
                      Signature /s/ Amanda Versey
                                -------------------------
                                Witness
                      Full name     Amanda Versey
                      Occupation    Banker
                      Address       8 Canada Square
                                    London E14 5HQ
as an Issuer Swap Provider and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
BANQUE AIG, LONDON BRANCH                            )
by its duly authorised attorney                      )

  /s/ Richard Evelyn
-------------------------


Name: Richard Evelyn
      Associate Director


in the presence of:
                      Signature /s/ Nicholas Denbow
                                -------------------------
                                Witness
                      Full name     Nicholas Denbow
                      Occupation    Director
                      Address       No 1 Curzon Street
                                    London
                                    WIJ 5RT






as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
SWISS RE FINANCIAL PRODUCTS                          )
CORPORATION                                          )
by its duly authorised attorney                      )

   /s/ Dan Ozizmir
--------------------------------


Name:  Dan Ozizmir
       Managing Director
       Swiss Re Financial Products Corp.


in the presence of:
                      Signature /s/ Tesalla Garcia
                                -------------------------
                                Witness
                      Full name     Tesalla Garcia
                      Occupation    Executive Assistant
                      Address       Swiss Re Financial Products Corporation
                                    55 East 52nd Street
                                    New York, New York 10055
as an Issuer Swap Provider and New Issuer Secured Creditor
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
UBS A.G., LONDON BRANCH                              )
by two of its duly authorised signatories            )

By:  /s/ Helleena O'Connor
     ----------------------------
Name:    Helleena O'Connor
Title:   Executive Director
         Traded Products Legal



By:  /s/ Kurt Crommelin
     ----------------------------
Name:    Kurt Crommelin
Title:   Executive Director
         Traded Products Legal
as an Issuer Swap Provider
EXECUTED AND DELIVERED AS A DEED                     )
for and on behalf of                                 )
DEUTSCHE BANK AG, LONDON BRANCH                      )
by two of its duly authorised signatories            )

   /s/ Morgan Wallis
--------------------------------


Name:  Morgan Wallis
       Legal Counsel



   /s/ Nathan Towsend
--------------------------------


Name:  Nathan Towsend
       Legal Counsel


in the presence of:
                      Signature /s/ C.M. Stratton
                                -------------------------
                                Witness
                      Full name   Caroline Stratton
                      Occupation  Legal Counsel
                      Address